crexendo®

ride the cloud

Investor Presentation
May 2018
Symbol OTCQX: CXDO


(123) 456-7890
crexendo
crexendo

Safe Harbor

This presentation includes forward-looking statements within the meaning of the federal securities laws. These statements relate to, among other things, our history, our business lines, business strategy, goals , plans and expectations concerning our business, our market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors including risks to the business. These risk factors are explained in detail in the company's filings with the Securities and Exchange Commission including the Form 10-K for fiscal year ended December 31, 2017. In addition risk information is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Who Is Crexendo?

- **A Fast Growing Technology Leader in the Cloud Communications and UCaaS space**

- **Designers of a world class, patented cloud based telecom system with in-house engineering staff that appeals to businesses with 5 to 5000 handsets**

- **5-Time Award Winner of Internet Telephony Excellence Award and Multi-Year Winner of Communications Solutions Product of the Year Award**

- **Tremendous Industry Experienced Company – Exec Mgmt. Team With Over 150 Years Combined Experience**


crexendo
crexendo.com

Leadership Team

Leader	Experience
Steve Mihaylo, CEO (2008)	Founder and formerly CEO of $500 million Inter-Tel sold for $740 million in 2007; 49 years experience in the telecom Industry
Doug Gaylor, President & COO (2010)	Former Sr. VP Sales at Inter-Tel; 30 years experience in the telecom industry
Ron Vincent, CFO (2012)	Senior level Financial Expert & CPA: 18 years experience, former Senior Manager with Ernst & Young; 8 years experience in the telecom industry
Jeffrey Korn, General Counsel (2005)	Senior level Legal Expert: 31 years experience in the legal field with extensive SEC experience
Brian Spitler, VP Ops (2018)	Former VP Operations and VP IT in the telecom and transportation industry; 14 years experience in the telecom industry
Nishith Chudasama, VP of Engineering (2009)	Former Sr. Software Engineer at Inter-Tel; 19 years experience in the telecom industry

Why Invest in Crexendo Now?

- **Fast Growing Industry – 28% CAGR forecast from 2016-2020 and growth to $140 Billion by 2021***
- **Rapid Shift To The Cloud - Approx. 70-75% of businesses today not on the Cloud yet**
- **Doubled Top Line Telecom Revenues in last 3 years**
- **Reduced GAAP losses, Non-GAAP losses and cash flow burn every year, reflecting outstanding management of expenses**
- **High Growth + Recurring Revenue = Cash Flow & Higher Multiples!**
- **Nearly 100% of customers on long term contracts**
- **Achieved NON-GAAP PROFITABILITY the past 3 quarters as well as EPS Breakeven the past 2 quarters**

The Telecom Industry is Changing

No

- Capital Expenses
- Maintenance Fees
- Support Fees
- Obsolescence
- Headaches



Everything

- Included
- Up to date
- Mobile
- Secure
- Simple

Businesses save an average of 25-55% on their monthly Telecom expenses and increase productivity when they move to the Cloud!

Crexendo's Complete Cloud Solution



Cloud IP
CRM Integration
CRM
Mobility
Unified Communications
Disaster Recovery
Network Services
crexendo®
ride the cloud
Call Centers & ACD
Email Integration
SMB & Enterprise
Multi-Location
Collaboration
REC
Recording

The Crexendo Difference!

The Crexendo Difference

- Handsets & System Designed, Engineered and Supported in-house (Higher Margins!)
- CLEC vetted & approved everywhere available in US
- Hardware Maintenance and Software Upgrades Included for Full Term
- Most High End Features Included as Standard Offering
- Can provide service to customers who wish to switch carriers, but retain their Polycom, Yealink or Cisco brand phones

The Competition

- Usually third party systems and handsets (Broadsoft, Polycom, Yealink, Cisco, etc.)
- Majority not regulated CLECs
- Maintenance and Software at additional expense
- Most High End Features Require Additional Expense and Packages

Improving Financial Profile

Ticker: CXDO	Year Ended December 31, 2016	Year Ended December 31, 2017	Quarter Ended March 31, 2018
Market Capitalization	$19.7 million	$30.0 million	$40.0 million
Outstanding Common Stock	13.7 million	14.3 million	14.3 million
Consolidated Revenue increases (over prior period)	17%	22%	22%
Backlog	$15.9 million	$19.9 million	$20.7 million
GAAP loss per share	$(0.21)	$(0.07)	$0.00
Non-GAAP net loss per share	$(0.12)	$(0.01)	$0.00

Telecommunications Segment Revenue

Consistent Revenue Growth



2014
2015
2016
2017
Q1 2018
$10,500,000
$8,500,000
$6,500,000
$4,500,000
$2,500,000
$500,000
NRR
MRR

crexendo®

Telecommunications Gross Margin

Consistent Margin Improvement


Q1 15
Q1 16
Q1 17
Q1 18
70%
60%
50%
40%
30%
20%
10%
0%
44%
52%
63%
66%

Telecommunications Segment Backlog

Consistent Growth in Backlog


Q1 15
Q1 16
Q1 17
Q1 18
$25,500,000
$20,500,000
$15,500,000
$10,500,000
$5,500,000
$500,000

Telecommunications Segment Backlog

Expected Backlog Revenue Recognition



2018
2019
2020
2021
2022
2023
$6,010,000
$5,010,000
$4,010,000
$3,010,000
$2,010,000
$1,010,000
$10,000

crexendo®

Net Loss & Non-GAAP Net Loss

Consistent Bottom Line Improvement



2014
2015
2016
2017
Q1 2018
$1,000,000
$-
$(1,000,000)
$(2,000,000)
$(3,000,000)
$(4,000,000)
$(5,000,000)
$(6,000,000)
$(7,000,000)

Crexendo's Growth Strategy

Partner Sales

- **Currently at 200 Partners with growth plans to add 10% per Quarter**
- **Focused on Reseller Partners in 4 Key areas:**
  - **Traditional Telecom VAR's**
  - **Data and B2B VAR's**
  - **Managed Service Providers (MSPs)**
  - **Master Agents**
- **Tenured staff with a wealth of experience in Channel Partnerships**

Direct Sales

- **Sell directly to larger sized customers and National Accounts**
- **Tenured and experienced Direct Sales Team with additional hires planned**

Acquisitions

- **Always looking for accretive acquisition targets**

crexendo®

ride the cloud

Questions & Answers



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Appendix

Appendix – Crexendo Cloud Telecom Features

Crexendo Cloud VoIP Features Highlights

- Business-Class Voicemail with E-Mail Delivery
- Extensive Auto Attendant Options
- Free Unlimited Local & Domestic Long Distance Calling
- ACD Hunt Groups with Advanced Routing and Reporting
- Conference Bridge - 20 party audio bridge/pin number
- Customized Music/Message on Hold with Multiple Options
- DID service and Programmable Caller ID
- Keep Existing Business Numbers
- Call Park, Call Retrieve
- Record A Call, Auto Call Record
- Unified Communications
- Cloud Fax Electronic E-Mail
- Disaster Recovery/ Business Continuity
- Crexendo Mobile App for Cell Users

User Features

- Extension Dialing
- Follow Me/Find Me
- Intercom, Hands-free Answer

User Features - Continued

- Call forward/Call transfer/Call waiting
- Paging – Internal and External
- Consultative Transfer
- Blind Transfer
- Local 3-way conference
- Web Portal/User Mgmt.
- HD Speakerphone
- System Admin Portal
- Simultaneous Ring Groups
- ACD Call Center Apps
  - Monitor
  - Barge
  - Whisper
  - Auto Call Record
  - Skills Based Routing
  - Enhanced Reporting
- Enhanced 9-1-1 (E911)
- Callers log, Blacklist
- Do Not Disturb (DND)
- Toll-Free Numbers
- Virtual Numbers
- Many, Many More

Appendix - Reconciliation of Non-GAAP Financial Measures – First Quarter - 2018

Reconciliation of U.S. GAAP Net Loss to Non-GAAP Net Loss
(Unaudited)

	Three Months Ended March 31, 2018		Three Months Ended March 31, 2017	
	(In thousands)			
U.S. GAAP net loss	$	(63)	$	(515)
Share-based compensation		62		260
Amortization of rent expense paid in stock, net of deferred gain		-		38
Amortization of intangible assets		18		24
Non-cash interest expense		-		33
Non-GAAP net income/(loss)	$	17	$	(160)
Non-GAAP net income/(loss) per common share:				
Basic	$	0.00	$	(0.01)
Diluted	$	0.00	$	(0.01)
Weighted-average common shares outstanding:				
Basic		14,287,734		13,699,389
Diluted		15,199,950		13,699,389

Reconciliation of U.S. GAAP Net Loss to EBITDA to Adjusted EBITDA
(Unaudited)

	Three Months Ended March 31, 2018		Three Months Ended March 31, 2017	
	(In thousands)			
U.S. GAAP net loss	$	(63)	$	(515)
Depreciation and amortization		19		27
Interest expense		1		35
Interest and other income		(5)		(5)
Income tax provision		4		4
EBITDA		(44)		(454)
Share-based compensation		62		260
Amortization of rent expense paid in stock, net of deferred gain		-		38
Adjusted EBITDA	$	18	$	(156)

APPENDIX - CREXENDO, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except par value and share data)

	March 31, 2018	December 31, 2017
Assets		
Current assets:		
Cash and cash equivalents	$ 1,117	$ 1,282
Restricted cash	100	100
Trade receivables, net of allowance for doubtful accounts of $2 as of March 31, 2018 and $19 as of December 31, 2017	361	372
Contract assets	4	3
Inventories	190	131
Equipment financing receivables	98	116
Contract costs	388	379
Prepaid expenses	416	251
Other current assets	10	10
Total current assets	2,684	2,644
Long-term trade receivables, net of allowance for doubtful accounts of $9 as of March 31, 2018 and $10 as of December 31, 2017	31	31
Long-term equipment financing receivables, net	49	58
Property and equipment, net	7	8
Intangible assets, net	221	239
Goodwill	272	272
Long-term contract costs	359	364
Other long-term assets	119	121
Total assets	$ 3,742	$ 3,737
Liabilities and Stockholders' Equity		
Current liabilities:		
Accounts payable	$ 76	$ 79
Accrued expenses	1,059	961
Notes payable	32	69
Income taxes payable	4	-
Contract liabilities	557	614
Total current liabilities	1,728	1,723
Contract liabilities, net of current portion	346	343
Deferred revenue, net of current portion	30	31
Notes payable, net of current portion	7	10
Total liabilities	2,111	2,107
Stockholders' equity:		
Preferred stock, par value $0.001 per share - authorized 5,000,000 shares; none issued	—	—
Common stock, par value $0.001 per share - authorized 25,000,000 shares, 14,288,656 shares issued and outstanding as of March 31, 2018 and 14,287,556 shares issued and outstanding as of December 31, 2017	14	14
Additional paid-in capital	60,624	60,560
Accumulated deficit	(59,007)	(58,944)
Total stockholders' equity	1,631	1,630
Total Liabilities and Stockholders' Equity	$ 3,742	$ 3,737

crexendo®
ride the cloud

Thank You!

Symbol OTCQX: CXDO



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